Summary of Significant Accounting Policies: Derivative Instruments and Hedging Activities (Policies)	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities:
Derivative Instruments and Hedging Activities

(bb)        Derivative instruments and hedging activities

The Group recognizes its derivative instruments as either assets or liabilities at fair value in accordance with FASB ASC 815, “Derivatives and Hedging” (“ASC 815”). The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as an accounting hedge and further, on the type of hedging relationship. For the years ended December 31, 2011, 2010 and 2009, the Group did not have any derivatives designated as hedging instruments. Therefore, any gain or loss on a derivative instrument held by the Group is recognized currently in income.

The cross currency swap agreement involves the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. For the year ended December 31, 2011, a $20,784 loss related to the change in the fair value of derivative instruments was included in the net foreign exchange gain (loss) in the accompanying consolidated statements of income and comprehensive income (loss).  There were no such gains or losses related to the change in the fair value of derivative instruments during the years ended December 31, 2010 and 2009. There were no foreign currency forward and options contracts outstanding as of December 31, 2011 and 2010.